Exhibit 99.2

TRANSMERIDIAN EXPLORATION, INC.

SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

EurAsia Holding AG

Effective October 15, 2003

THE COMMON STOCK OF TRANSMERIDIAN EXPLORATION, INC. ISSUED PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE COMMON STOCK WHICH ARE DESCRIBED IN SECTION 3 OF THIS SUBSCRIPTION AGREEMENT.

THE INVESTOR CERTIFIES THAT IT IS NOT A U.S. PERSON AND IS NOT ACQUIRING THE COMMON STOCK FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON.  THE INVESTOR AGREES THAT IT WILL HOLD THE COMMON STOCK FOR INVESTMENT PURPOSES ONLY AND THAT ANY RESALE OF SUCH COMMON STOCK WILL BE MADE STRICTLY IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.  THE INVESTOR FURTHER AGREES NOT TO ENGAGE IN ANY SHORT SALES, HEDGING TRANSACTIONS OR OTHER TRANSACTIONS WITH REGARD TO THE COMPANY’S COMMON STOCK UNLESS IN STRICT COMPLIANCE WITH THE ACT.  THE INVESTOR UNDERSTANDS THAT THE COMPANY IS RELYING UPON THE REPRESENTATIONS, COVENANTS AND AGREEMENTS CONTAINED IN THIS SUBSCRIPTION AGREEMENT (AND ANY SUPPLEMENTAL INFORMATION) FOR THE PURPOSE OF DETERMINING WHETHER THIS TRANSACTION MEETS THE REQUIREMENTS FOR SUCH EXEMPTION.

IT IS IMPOSSIBLE TO FORECAST THE RESULTS TO A PURCHASER FROM AN INVESTMENT IN THE SECURITIES.  NO ONE CAN PREDICT WHETHER, TO WHAT EXTENT, OR OVER WHAT TIME FRAME THE BUSINESS OF TRANSMERIDIAN EXPLORATION, INC. MAY BE SUCCESSFUL.  THE PURCHASE OF COMMON STOCK INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF AN ENTIRE LOSS OF THEIR INVESTMENT.

SECTION 1

1.1           Subscription.  This Subscription Agreement (the “Agreement”) is made by and between Transmeridian Exploration, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and EurAsia Holding AG, an entity organized under the laws of Germany (the “Investor”).  The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase a total of 10,000,000 shares of common stock, par value $0.0006 per share, of Transmeridian Exploration, Inc. (the “Common Stock”) for total consideration of US $3,000,000, under the terms specified below.  The Investor hereby agrees that this Subscription Agreement shall be irrevocable and binding on the Investor and any successors in interest, representatives or assigns of the Investor.

1.2           Deposit and Escrow Agreement.  Upon execution of this Agreement, the Investor shall deliver by wire transfer the amount of US $200,000 (the “Deposit”) as a deposit for its performance under this Agreement.  In exchange for the Deposit, the Company will issue 666,667 shares of Common Stock to the Investor (the “Escrow Shares”), which shares will be held by Weycer, Kaplan, Pulaski & Zuber, P.C., a Texas professional corporation (the “Escrow Agent”) pursuant to the terms of an Escrow Agreement, which is attached to this Agreement as Exhibit “B”.  Notwithstanding any other provision of this Agreement or the Escrow Agreement, under no circumstances shall the Company have any obligation to return the cash amount of the Deposit to the Investor.

1.3           First Closing.  On or prior to October 23, 2003, except under the circumstances described in Section 2 of the this Agreement, Investor will deliver to the Company by wire transfer the amount of US $1,000,000 in exchange for 3,333,333 shares of Common Stock (the “First Closing”).  Such amount will be reduced by the amount of the Deposit specified above.  Accordingly, the Investor will deliver to the Company the net amount of US $800,000 on the date of the First Closing.  Upon receipt of this amount, the Company shall issue to the Investor the amount of 2,666,666 shares of Common Stock, which amount is net of the Escrow Shares, and shall instruct the Escrow Agent to release the Escrow Shares to the Investor pursuant to the terms of the Escrow Agreement.  If the Investor, for any reason other than a Material Adverse Change (as defined below), does not consummate the First Closing, the Company shall suffer damages that are difficult to ascertain, and in order to compensate the Company for its costs, expenses and other amounts incurred in connection with this transaction, the Investor agrees in such event to pay to the Company, as liquidated damages and not as a penalty, but in any event as the only and final compensation for all of Company’s costs, expenses, damages and any other amounts whatsoever incurred in connection with this tranche of the transaction, an amount equal to $200,000.  Such amount shall be satisfied by the forfeiture of the Deposit and the Escrow Shares.  If the Investor does not consummate the Closing by reason of a Material Adverse Change, the Company shall instruct the Escrow Agent to deliver the Escrow Shares to the Investor.  In the event that the Investor does not consummate the First Closing, the Investor shall have no further rights to participate in the Second or Final Closings, nor shall it have any liability for liquidated damages under such Closings.

1.4           Second Closing.  No later than 30 days after the date of complete funding of the First Closing, Investor will deliver to the Company by wire transfer a second payment of US $1,000,000 in exchange for an additional 3,333,333 shares of Common Stock (the “Second Closing”).  If the Investor, for any reason other than a Material Adverse Change (as defined below), does not consummate the Second Closing, the Company shall suffer damages that are difficult to ascertain, and in order to compensate the Company for its costs, expenses and other amounts incurred in connection with this transaction, the Investor agrees in such event to pay to the Company, as liquidated damages and not as a penalty, but in any event as the only and final compensation for all of Company’s costs, expenses, damages and any other amounts whatsoever incurred in connection with this tranche of the transaction, an amount equal to US $100,000.  Such amount shall be paid within 10 days of the scheduled date of the Second Closing.

1.5           Final Closing.  No later than 60 days after the date of the First Closing, Investor will deliver to the Company by wire transfer a third and final payment of US $1,000,000 in exchange for 3,333,334 shares of Common Stock (“Final Closing”).  If the Investor, for any reason other than a Material Adverse Change (as defined below), does not consummate the Final Closing, the Company will be entitled to liquidated damages, but in any event as the only and final compensation for all of Company’s costs, expenses, damages and any other amounts whatsoever incurred in connection with this tranche of the transaction, in the amount of US $100,000.  Such amount shall be paid within 10 days of the scheduled date of the Final Closing.  These liquidated damages shall be in addition to that amount which may be payable in connection with a failure to consummate the Second Closing.

1.6           Acceptance or Rejection.  The Investor understands and acknowledges that this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company on behalf of the Company.  Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to consummate a closing and issue the Common Stock to any person to whom the issuance of the Common Stock would constitute a violation of the Act or the securities laws of any of the United States or any foreign country.  Notwithstanding any provision of this Agreement, if for any reason any of the First, Second or Final Closings do not occur, the Company shall be under no obligation to return to the Investor any amounts previously received by the Company pursuant to a previous closing.  Furthermore, in the event the Investor does not consummate the First Closing, the Investor shall not be permitted (without the consent of the Company, which consent may be withheld in its sole discretion) to participate in any subsequent

Closing, nor shall it be subject to any liquidated damages in connection with any subsequent Closing.

1.7           Delivery of Shares.  Upon receipt by the Company of the requisite payment for the Common Stock to be purchased by the Investor in each closing, the Company will deliver the Common Stock subscribed for no later than 10 days after the date of each closing.  Such Common Stock will contain one or more restrictive legends as specified in Section 3, below.  The Common Stock subscribed for herein shall not be deemed issued to, or owned by, the Investor until the Investor delivers the funds and the agreed upon number of shares of Common Stock are issued to the Investor in accordance with the terms of each Closing.

1.8           Banking Delays.  In the event that the Investor notifies the Company of its intention to consummate a closing, but the delivery of funds is not completed due to banking delays, the Investor shall have a period of five calendar days from the scheduled closing date to remedy such failure to close.  In order to exercise this clause, the Investor must notify the Company in writing within 24 hours of the scheduled closing date, (i) of the occurrence of such banking delay, and (ii) of its intention to remedy such delay by delivering the specified closing amount within five calendar days of the scheduled closing date.

1.9           Expenses of Transaction.  In the absence of an agreement in writing, each party shall bear its own direct expenses of the transaction.  The Company shall bear all costs of issuing the Common Stock to the Investor.

1.10         No Brokerage Fees.  Both the Company and the Investor possess sufficient knowledge and experience in financial matters to evaluate the financial and business considerations of this transaction and neither party has engaged an Investment Representative to represent it in this transaction.  Accordingly, no brokerage or other financial advisory fees are payable to any third party out of the proceeds of the investment.  This provision shall not restrict the use by either party of any business, financial, legal, engineering, accounting, tax or other professional services to evaluate and consummate the transaction.

SECTION 2

2.1           Material Adverse Change.  If at any time after the execution of this Agreement and prior to the Final Closing, the Investor believes that a Material Adverse Change has occurred with respect to the Company, such that the Investor is not willing to fund any of the First, Second or Final Closings, or all three Closings, the Investor shall notify the Company immediately of such conclusion, together with a detailed description of the facts supporting the Investor’s position.  A change in the market price of the Company’s stock, in the absence of other compelling circumstances, shall not constitute a Material Adverse Change.  The Company shall have 10 days to respond to the Investor’s objections.  In the event the Company in good faith does not believe that a

Material Adverse Change has in fact occurred, and the parties cannot otherwise reach an amicable resolution to the matter, then the parties shall submit to binding arbitration the issue of whether a Material Adverse Change has occurred, and such arbitration shall comply with and be governed by the rules of the American Arbitration Association, and the arbitration shall be held in Houston, Texas.  As used herein, the term “Material Adverse Change” shall mean any change in the results of operations or financial condition of the Company which would be material and adverse to the Company, taken as a whole.  Loss or damage shall not be considered to be material and adverse unless the aggregate total of all losses or damages exceeds $1,000,000.

2.2           Registration Rights.  Upon the consummation of the First Closing, the Company shall grant to the Investor certain demand registration rights to register on a Form S-3 Registration Statement, and certain “piggy-back” registration rights to register on a registration statement as determined by the Company, up to twenty five percent (25%) of the shares of Common Stock purchased by the Investor pursuant to this Agreement, provided, however, that with respect to the Form S-3 Registration Statement, such registration rights shall only become effective at such time as the Company is legally permitted to utilize the Form S-3 Registration Statement, which the Investor understands and acknowledges shall not occur before May 16, 2004, if at all.  The terms and conditions of such registration rights shall be set forth in a Registration Rights Agreement to be entered into by and between the Company and the Investor upon consummation of the First Closing and shall be substantially in the form attached to this Agreement as Exhibit “C”.

SECTION 3

3.1           Investor Representations and Warranties.  The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company, as follows:

(a)           General:

(i)            The Investor is acquiring the Common Stock for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part and no other person has a direct or indirect beneficial interest in such Common Stock (excluding the current shareholders and management of the Investor).

(ii)           The Investor acknowledges its understanding that the offering and sale of the Common Stock is intended to be exempt from registration under the Act and, in furtherance thereof, the Investor represents and warrants to and agrees with the Company as follows:

(A)          The Investor has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Company;

(B)           The Investor has such knowledge and experience in financial and business matters, including the risks associated with operating in the Republic of Kazakhstan, as to be fully capable of evaluating the merits and risks of the prospective investment; and

(b)           Information Concerning the Company:  The Investor and such of its business, financial, legal, engineering and tax advisors as it, in its sole discretion, may choose to engage (collectively, the “Advisors”), acknowledge that it:

(i)            Has been furnished with a copy of the Company’s current filings under the rules and regulations of the United States Securities and Exchange Commission (the “Commission”), copies of its recent press releases and other materials regarding the Company as listed on Exhibit “A” to this Agreement.  In addition, pursuant to a letter agreement dated September 26, 2003 regarding the Nondisclosure of Confidential Information, the Company will provide such other materials and documents as the Investor or its Advisors may request.  All of these materials are collectively referred to as the “Information”.  As a condition to consummating the First Closing or any subsequent closings, the Investor represents that it and/or its Advisors have carefully read the Information and understand and have evaluated the risks of the purchase of Common Stock and the considerations described in the Information; and have relied solely (except as indicated in subsections (ii) and (iii) below) on the Information;

(ii)           Is familiar with the business and financial condition, properties, operations, and prospects of the Company, all as generally described in the Information; has been given the opportunity to ask questions of, and receive answers from, the appropriate officers of the Company concerning the terms and conditions of the offering and other matters pertaining to this investment and has asked such questions as it desires to ask and all such questions have been answered to the full satisfaction of the Investor; has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Information or that which was otherwise provided in order for him to evaluate the merits and risks of purchase of the Common Stock to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and has not been furnished any other offering literature or prospectus except as mentioned herein or in the Information;

(iii)          Has not been furnished with any oral representation or warranty in connection with the offering of the Common Stock by the Company or any officer, employee, agent, affiliate or subsidiary, which is not contained in the Information, and is relying solely on the information contained in the Information and the answers to questions with respect thereto furnished to the Investor by the Company;

(iv)          Understands that the purchase of the Common Stock involves various risks including, but not limited to, those outlined in the Information and in this Subscription Agreement, and has determined that the Common Stock is a suitable investment and that it could bear a complete loss of its investment;

(v)           Is not relying on the Company with respect to the economic considerations of the Investor related to this investment.  The Investor has relied on the advice of, or has consulted with, regarding the economic considerations related to this investment, only its own personnel and Advisors;

(vi)          The Investor is authorized and qualified to become a stockholder in, and authorized to make its capital contributions to, the Company, and the person signing this Subscription Agreement and Investment Representation on behalf of such entity has been duly authorized by such entity to do so;

(vii)         Any information which the Investor has heretofore represented or furnished to the Company with respect to its financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information it will immediately furnish such revised or corrected information to the Company; and

(viii)        The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the First Closing and any subsequent closings, taking into account all information received by the Investor.

(c)           Investor Awareness.  The Investor acknowledges, represents, agrees and is aware that:

(i)            The Company is considered a Development Stage Company for accounting purposes, as it has not yet generated significant revenues from its primary operations, which are the production and sales of oil and gas.  Substantially all of the Company’s current operations are located in the Republic of Kazakhstan and the Company is subject to the political and economic risks of operating in this country and region of the world.

(ii)           In the most recent audited financial statements for the year ended December 31, 2002, the Company’s independent certified public accountants presented issues which, in their opinion, raised substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters is described in Note 2 of the Notes to Consolidated Financial Statements as contained in its quarterly report on Form 10-Q for the period ended June 30, 2003.

(iii)          No federal or state agency has passed upon the Common Stock or made any finding or determination as to the fairness of this investment;

(iv)          The Company is subject to substantial risks, including those described in Item 1 of its annual report on Form 10-K for the year ended December 31, 2002 and the Investor acknowledges that these risks, as well as others incident to the investment in the Common Stock of the Company, could result in the loss of part or all of its investment;

(v)           Any projections or forward looking information provided to the Investor are based on various estimates and forecasts by the Company and/or its consultants and are subject to the caveats set forth in the Information.  The Investor specifically acknowledges that actual results may differ materially from these estimates and forecasts;

(vi)          The investment in the Company is an illiquid investment and the Investor must bear the economic risk of investment in the Common Stock for a period of at least one year and potentially for an indefinite period of time; and

(d)           Accredited Investor Status.  The Investor represents that the Investor qualifies as an Accredited Investor under the laws and regulations of the U.S. Securities and Exchange Commission and any similar laws and regulations which may be applicable to this transaction in Germany or any other foreign jurisdiction which may govern this transaction.

(e)           Restrictions on Transfer or Sale of the Common Stock:

(i)            The Investor is acquiring the Common Stock subscribed for solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Common Stock.  The Investor understands that the offer and sale of the Common Stock has not been registered under the Act, or the securities laws of any State of the United States, by reason of specific exemptions under the provisions thereof.  These exemptions depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Subscription Agreement.  In particular, the Investor certifies that it is not a U.S. person and is not acquiring the Common Stock for the account or benefit of any U.S. person, nor is the Investor a U.S. person who purchased securities in a transaction that did not require registration under the Securities Act of 1933.  The Investor agrees that it will hold the Common Stock for investment purposes only and that any resale of such Common Stock will be made strictly in accordance with (i) the provisions of Regulation S promulgated under the Securities Act of 1933, (ii) an effective registration under the Act, or (iii) pursuant to an available exemption from registration.  The Investor further agrees not to engage in any short sales, hedging transactions or other similar transactions with regard to the Company’s Common Stock unless in strict compliance with the Act.  The Investor understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)           The Investor understands that the shares of Common Stock are restricted securities under applicable federal securities laws and that the Act and the rules of the United States Securities and Exchange Commission (the Commission ) provide in substance that the Investor may dispose of the Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Investor understands that the Company has no obligation or intention to register any of the Common Stock purchased by the Investor hereunder, or to take any affirmative action so as to permit sales pursuant to the Act.  As a consequence, the Investor understands that it must bear the economic risks of the investment in the Common Stock for a period of at least one year and possibly for an indefinite period of time.  The Investor understands that the Investor may not at any time demand the purchase by the Company of the Investor’s Common Stock.

(iii)          The Investor agrees: (A) that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Common Stock or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Common Stock under the Act and all applicable State Securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities laws; (B) that the Company and any transfer agent for the Common Stock shall not be required to give effect to any purported transfer of any of the Common Stock except upon compliance with the foregoing restrictions; and (C) that a legend in substantially the following form will be placed on the certificates representing the Common Stock:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES

LAWS AND NEITHER THE COMMON STOCK NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE.   THE HOLDER AGREES NOT TO ENGAGE IN ANY SHORT SALES, HEDGING TRANSACTIONS OR OTHER SIMILAR TRANSACTIONS WITH REGARD TO THE COMMON STOCK OF THE COMPANY UNLESS IN STRICT COMPLIANCE WITH THE SECURITIES ACT.

(iv)          The Investor has not offered or sold any portion of the subscribed for Common Stock and has no present intention of dividing such Common Stock with others or of reselling or otherwise disposing of any portion of such Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance provided, however, that notwithstanding the foregoing, nothing herein shall prevent the Investor from selling the Common Stock pursuant to a registration statement under the Act or pursuant to the provisions of Rule 144 promulgated under the Act.

(v)           Notwithstanding any provision of this Subscription Agreement to the contrary, the Company acknowledges and agrees that it has granted certain registration rights as set forth in the Registration Rights Agreement set forth on Exhibit “C” attached hereto, and nothing in this Subscription Agreement is intended to prevent the Investor from exercising its registration rights pursuant to such Registration Rights Agreement or from otherwise selling its Common Stock pursuant to the applicable provisions of Rule 144 promulgated under the Securities Act.

SECTION 4

4.1           Survival; Indemnification.  All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 4.1 shall survive (i) the acceptance of the Subscription Agreement by the Company, the First Closing, the Second Closing, and the Final Closing, (ii) changes in the transactions, documents and instruments described in the Information which are not material or which are to the benefit of the Investor, and (iii) the merger, sale, bankruptcy, insolvency or other change in the legal status of the Investor.  The Investor acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 3 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Investor’s qualification and suitability to purchase the Common Stock.  The Investor hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the failure of any representation herein or the breach of any warranty or covenant herein.  Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Investor shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or the securities laws of any State of the United States.

4.2           Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.3           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

4.4           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

4.5           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Investor is more than one person, the obligation of the Investor shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its heirs, executors, administrators and successors.

4.6           Entire Agreement.  This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

4.7           Assignability.  This Agreement is not transferable or assignable by the Investor except as may be provided herein.

4.8           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

4.9           State Common Stock Laws.  The offering and sale of the Common Stock is intended to be exempt from registration under the securities laws of certain States of the United States.  All subscribers must note that there are restrictions on transfer of all Common Stock, as agreed upon in Section 3 of this Agreement.

This agreement is effective as of the date first written above.

Transmeridian Exploration, Inc.

/s/ Lorrie T. Olivier
by: Lorrie T. Olivier
Chairman and Chief Executive Officer

EurAsia Holding AG

/s/ Sean Roosen
by: Sean Roosen
Chief Operating Officer

Exhibit “A”

Listing of Materials Constituting the “Information”

1)     Annual Report on Form 10-K for the Year Ended December 31, 2002

2)     Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2003

3)     Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2003

4)     Current Report on Form 8-K dated February 20, 2003

5)     Current Report on Form 8-K dated May 16, 2003

6)     Company Profile (*)

7)     Investor Presentation in Powerpoint Format (*)

8)     Press Releases (**) dated:

(a)   October 7, 2003 – Transmeridian Exploration Announces New Chief Financial Officer; Operational Update

(b)   September 9, 2003 - Transmeridian Exploration Reports Successful Test Results on South Alibek #1; Conference Call on Thursday, September 11, 2003, at 9:30 a.m. CDT

(c)   August 5, 2003 - Transmeridian Exploration Spuds Third Well in South Alibek; TMEI Begins Accelerated Drilling in the South Alibek Field

(d)   July 15, 2003 - Transmeridian Exploration Announces Conversion of Preferred Stock; CEO Olivier Increases Shareholdings

(e)   July 14, 2003 - Transmeridian Exploration Spuds Second Well in South Alibek; Accelerated Drilling of the Field Soon to Commence

(f)    July 9, 2003 - Transmeridian Will Hold Investor Conference In Germany

(g)   June 30, 2003 - Transmeridian Exploration Secures $30 Million In Financing - Financing Milestone Achieved

(h)   May 29, 2003 - Transmeridian’s South Alibek #1 Well Confirms Oil Discovery - Major Milestone is Achieved

(i)    May 22, 2003 - Transmeridian Announces Logging Results And Testing Program for South Alibek #1 Well

(j)    May 5, 2003 - Transmeridian Announces Completion of Drilling of South Alibek-1 Well

(k)   April 28, 2003 - Transmeridian Announces Progress on New Financing

(l)    April 11, 2003 - Transmeridian Announces Reserve Update and Drilling Progress in the South Alibek Field

(m)  February 27, 2003 - Transmeridian Updates Drilling Progress in the South Alibek Field

(*)  As provided to Sean Roosen, Walter Storm and Norman Storm by e-mail on Wednesday, September 24, 2003

(**)  Press Releases were based on current information and expectations at the time they were issued, but the Company has not undertaken to update such information except through its subsequent press releases and SEC filings.

(***)  The Registration Statements on Form SB-2 filed on September 19, 2002 and September 26, 2002, as amended, have been withdrawn and should no longer be relied upon.